                              WKE STATION TWO INC.
                              220 West Main Street
                         Louisville, Kentucky 40232-2030

                                  April 6, 1998

Mr. Michael H. Core                    [* REDACTED = Omitted pursuant to a
President                                 confidential treatment request.
Big Rivers Electric Corporation           Material filed separately with SEC.]
201 Third Street
P.O. Box 24
Henderson, KY 42420-0024

      Re:   Station Two Agreement - Debt Service Payments on Station Two Bonds

Dear Mr. Core:

      Attached as Exhibit M to the New Participation Agreement of even date herewith by and among Big Rivers Electric Corporation, LG&E Energy Marketing Inc., Western Kentucky Leasing Corp., WKE Station Two Inc. and Western Kentucky Energy Corp., is the Station Two Agreement (as defined in the New Participation Agreement). Sections 8.18, 9.7(b)(i) and 9.11 of the Station Two Agreement set forth the terms for funding and payment of Debt Service on the Station Two Bonds. This letter amends the New Participation Agreement by setting forth new understandings and agreements with respect to the terms for funding and payment of such Debt Service on the Station Two Bonds. Capitalized Terms that are not defined herein shall have the meaning ascribed to such terms in the Station Two Agreement.

      Each of the parties set forth below hereby agrees that, in lieu of the payments provided for in Section 8.18 and Sections 9.7(b)(i) and 9.11 of the Station Two Agreement, Station Two Subsidiary and Big Rivers shall each have responsibility (until the earlier of (x) termination of the Station Two Agreement or (y) the Station Two Bonds shall be retired or redeemed) for payment, monthly, of an amount equal to [REDACTED] of the portion of the Debt Service due and owing in the current month by Big Rivers to the Trustee pursuant to Section 6.3(a) of the Station Two Power Sales Agreement. During the Phase I Subcontract Term, Big Rivers shall remain primarily liable to Henderson for timely and full payment of the portion of the Debt Service due and owing by Big Rivers to the Trustee under the Station Two Power Sales Agreement. Big Rivers shall be deemed by each monthly payment of Debt Service it makes to the Trustee during the Phase I Subcontract Term, to the extent such payment is made in accordance with the terms of the Station Two Power Sales Agreement, to have fulfilled its obligation to the LG&E Companies hereunder for payment of its portion of the Debt Service for that month. On the first day of each month during the Phase I Subcontract Term, Station Two Subsidiary shall pay to Big Rivers an amount equal to [REDACTED] of the portion of Debt Service due by Big Rivers to the Trustee during the current month under Section 6.3(a) of the Station Two Power Sales Agreement.

Mr. Michael H. Core
April 6, 1998
Page 2

      During the Phase II Assignment Term, Station Two Subsidiary shall be primarily liable to Henderson for timely and full payment of the portion of the Debt Service due and owing by Station Two Subsidiary (as Big Rivers' assignee) to the Trustee under Section 6.3(a) of the Station Two Power Sales Agreement. Station Two Subsidiary shall be deemed by each monthly payment of Debt Service it makes to the Trustee during the Phase II Assignment Term, to the extent such payment is made in accordance with the terms of the Station Two Power Sales Agreement, to have fulfilled its obligation to Big Rivers hereunder for payment of its portion of the Debt Service for that month. On or prior to each Monthly Payment Date during the Phase II Assignment Term, Big Rivers shall pay to Station Two Subsidiary an amount equal to [REDACTED] of the portion of Debt Service due by Station Two Subsidiary (as Big Rivers' assignee) to the Trustee during the current month under Section 6.3(a) of the Station Two Power Sales Agreement.

      The foregoing terms and provisions for payment of such Debt Service shall take effect, if ever, from and after the first to occur of the Phase I Effective Date or the Phase II Effective Date under the Station Two Agreement. On or prior to the Effective Date (as defined in the New Participation Agreement), the parties will in good faith work together to make appropriate amendments to the Station Two Agreement to reflect the agreements and understandings set forth in this letter.

      Please acknowledge your agreement to the terms of this letter by signing in the space provided below.

                                        Sincerely,


                                        WKE STATION TWO INC.

                                        By: /s/ John R. McCall
                                           -------------------------------------
                                            John R. McCall, Vice President


                                        WESTERN KENTUCKY ENERGY CORP.

                                        By: /s/ John R. McCall
                                           -------------------------------------
                                            John R. McCall, Vice President

Mr. Michael H. Core
April 6, 1998
Page 3

                                        LG&E ENERGY MARKETING INC.

                                        By: /s/ John R. McCall
                                           -------------------------------------
                                            John R. McCall, Vice President


                                        WESTERN KENTUCKY LEASING CORP.

                                        By: /s/ John R. McCall
                                           -------------------------------------
                                            John R. McCall, Vice President

AGREED:

BIG RIVERS ELECTRIC CORPORATION

By: /s/ Michael H. Core
   -------------------------------------

Title: President and CEO